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                                                                    EXHIBIT 4.1





  NUMBER                  [MB FINANCIAL LOGO]                     SHARES
MB                    INCORPORATED UNDER THE LAWS            CUSIP 55263D 10 7
                       OF THE STATE OF DELAWARE               SEE REVERSE FOR
                COMMON STOCK PAR VALUE $.01 PER SHARE       CERTAIN DEFINITIONS
                   THIS CERTIFICATE IS TRANSFERABLE
                      IN THE CITY OF CHICAGO OR
                       IN THE CITY OF NEW YORK



THIS CERTIFIES THAT









IS THE OWNER OF



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE
                              OF MB FINANCIAL, INC.

(THE "CORPORATION"), A DELAWARE CORPORATION. THE SHARES REPRESENTED BY THIS CERTIFICATE ARE TRANSFERABLE ONLY ON THE STOCK TRANSFER BOOKS OF THE CORPORATION BY THE HOLDER OF RECORD HEREOF, OR BY HIS DULY AUTHORIZED ATTORNEY OR LEGAL REPRESENTATIVE, UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THE CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED AND REGISTERED BY THE CORPORATION'S TRANSFER AGENT AND REGISTRAR. THIS SECURITY IS NOT A DEPOSIT OR ACCOUNT AND IS NOT LEGALLY, INSURED OR GUARANTEED.
IN WITNESS WHEREOF THE CORPORATION HAS CAUSED THIS CERTIFICATE TO BE EXECUTED BY THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICER AND HAS CAUSED A FACSIMILE OF ITS CORPORATE SEAL TO BE HEREUNTO AFFIXED.

DATED



                                                          MITCHELL FEIGER
                                                  -----------------------
                                                            PRESIDENT AND
                                                  CHIEF EXECUTIVE OFFICER

COUNTERSIGNED AND REGISTERED
LASALLE NATIONAL BANK
(CHICAGO)

                  TRANSFER AGENT      MB FINANCIAL INC.     DORIA L. KORIS
                  AND REGISTRAR        CORPORATE SEAL            SECRETARY
                                           1993
                                         DELAWARE


                  AUTHORIZED SIGNATURE

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